RYDEX VARIABLE TRUST

                           MULTI-CAP CORE EQUITY FUND

                         SUPPLEMENT DATED APRIL 9, 2010

                                     TO THE

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

LIQUIDATION OF THE RYDEX VARIABLE TRUST MULTI-CAP CORE EQUITY FUND
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At a Special Meeting of Shareholders held on April 7, 2010, Shareholders of the
Multi-Cap Core Equity Fund (the "Fund"), approved the liquidation of the Fund pursuant to the terms of a Plan of Liquidation and Dissolution (the "Plan").

The Advisor anticipates liquidating the Fund, which currently is available only as an investment option for variable annuity contracts and life insurance policies issued by insurance companies, on or about April 23, 2010 (the "Liquidation Date"). In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies. Prior to the Liquidation Date, variable contract holders will be provided an opportunity to transfer their assets to the other investment portfolios available under their variable contracts or qualified plans, respectively. During this period, certain variable contract holders may continue to make investments in the Fund. For more information about such investment options, Fund Shareholders should consult their variable contract prospectus. Shareholders remaining in the Fund just prior to or on the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund's portfolio holdings.

Upon the Liquidation Date, the Fund will make a final distribution to its Shareholders of record in one or more cash payments which will immediately be reinvested in an available money market portfolio. Following the liquidation of the Fund, Fund Shareholders as of the Liquidation Date will be provided notice of the reinvestment and information about how to request transfers of their reinvested contract or account values. Variable contract holders should review the prospectuses of the applicable money market portfolio carefully before making any investment decisions with respect to these funds.

The liquidation of the Fund will not result in tax implications for the Fund or the variable contract holders; however, withdrawals of contract value from a variable contract may have adverse tax consequences, and variable contract holders should consult their personal tax advisor concerning their particular tax situation.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

VTMCCE-SUP3